UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 25, 2005


Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, relating to the First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-108395-11                37-1472598
     ---------------              -------------              -------------
     (State or Other               (Commission              (IRS Employer
     Jurisdiction of               File Number)           Identification No.)
     Incorporation)

       200 Park Avenue, New York, New York                      10166
   ---------------------------------------                    ----------
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code : (212) 412-4000

                                      N/A
              -----------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Securitized Asset Backed Receivables LLC, as depositor, Saxon Mortgage Services, Inc., as servicer, MortgageRamp, Inc., as loan performance advisor, and JPMorgan Chase Bank, National Association, as trustee.

     On July 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2005 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 First Franklin Mortgage Loan Trust 2005-FF1
                 Mortgage Pass-Through Certificates, Series 2005-FF1

                         JPMORGAN CHASE BANK, N.A, not in its
                         individual capacity but solely as Trustee under the Agreement referred to herein

                          By:   /s/  Diane E. Wallace
                           ---------------------------------------
                                 Diane E. Wallace
                                 Vice President

                         Date: July 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         July 25, 2005

Exhibit 99.1

         First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1

                                      STATEMENT TO CERTIFICATEHOLDERS
                                            July 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A         531,025,000.00   482,276,075.05    17,732,319.72   1,391,401.84    19,123,721.56     0.00     0.00      464,543,755.33
A1B         132,756,000.00   120,568,791.71     4,433,071.58     347,380.93     4,780,452.51     0.00     0.00      116,135,720.13
A2A         184,808,000.00   149,047,839.01     9,715,795.38     398,134.27    10,113,929.65     0.00     0.00      139,332,043.63
A2B          75,900,000.00    75,900,000.00             0.00     208,646.23       208,646.23     0.00     0.00       75,900,000.00
A2C          71,443,000.00    71,443,000.00             0.00     204,729.12       204,729.12     0.00     0.00       71,443,000.00
M1           84,589,000.00    84,589,000.00             0.00     250,295.66       250,295.66     0.00     0.00       84,589,000.00
M2           59,274,000.00    59,274,000.00             0.00     187,376.05       187,376.05     0.00     0.00       59,274,000.00
M3           17,288,000.00    17,288,000.00             0.00      55,188.41        55,188.41     0.00     0.00       17,288,000.00
B1           15,436,000.00    15,436,000.00             0.00      54,198.64        54,198.64     0.00     0.00       15,436,000.00
B2           12,349,000.00    12,349,000.00             0.00      44,320.09        44,320.09     0.00     0.00       12,349,000.00
B3            6,792,000.00     6,792,000.00             0.00      28,074.10        28,074.10     0.00     0.00        6,792,000.00
B4           12,349,000.00    12,349,000.00             0.00      65,450.61        65,450.61     0.00     0.00       12,349,000.00
X            30,872,455.00    30,872,036.75             0.00   2,794,672.23     2,794,672.23     0.00     0.00       30,872,036.75
P                     0.00             0.00             0.00     630,795.33       630,795.33     0.00     0.00                0.00
R                     0.00             0.00             0.00           0.00             0.00     0.00     0.00                0.00
TOTALS    1,234,881,455.00 1,138,184,742.52    31,881,186.68   6,660,663.51    38,541,850.19     0.00     0.00    1,106,303,555.84
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                               PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1A       32027NQE4      908.19843708     33.39262694     2.62021909   36.01284602     874.80581014     A1A        3.709380 %
A1B       32027NQF1      908.19843706     33.39262692     2.61668723   36.00931416     874.80581013     A1B        3.704380 %
A2A       32027NQG9      806.50101192     52.57237446     2.15431296   54.72668743     753.92863745     A2A        3.434380 %
A2B       32027NQT1    1,000.00000000      0.00000000     2.74896219    2.74896219   1,000.00000000     A2B        3.534380 %
A2C       32027NQU8    1,000.00000000      0.00000000     2.86562882    2.86562882   1,000.00000000     A2C        3.684380 %
M1        32027NQL8    1,000.00000000      0.00000000     2.95896228    2.95896228   1,000.00000000     M1         3.804380 %
M2        32027NQM6    1,000.00000000      0.00000000     3.16118450    3.16118450   1,000.00000000     M2         4.064380 %
M3        32027NQN4    1,000.00000000      0.00000000     3.19229581    3.19229581   1,000.00000000     M3         4.104380 %
B1        32027NQP9    1,000.00000000      0.00000000     3.51118424    3.51118424   1,000.00000000     B1         4.514380 %
B2        32027NQQ7    1,000.00000000      0.00000000     3.58896186    3.58896186   1,000.00000000     B2         4.614380 %
B3        32027NQR5    1,000.00000000      0.00000000     4.13340695    4.13340695   1,000.00000000     B3         5.314380 %
B4        32027NQS3    1,000.00000000      0.00000000     5.30007369    5.30007369   1,000.00000000     B4         6.600418 %
X         N/A            999.98645232      0.00000000    90.52316150   90.52316150     999.98645232     X        116.388499 %
TOTALS                   921.69555054     25.81720419     5.39376754   31.21097174     895.87834635
--------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Remittance Amount (Total)                                                                           31,878,406.30
                        Group 1                                                                               22,163,458.24
                        Group 2                                                                                9,714,948.06

Scheduled Principal Payments (Total)                                                                             410,023.60
                        Group 1                                                                                  313,654.61
                        Group 2                                                                                   96,368.99

Principal Prepayments (Total)                                                                                 31,126,919.44
                        Group 1                                                                               21,531,115.40
                        Group 2                                                                                9,595,804.04

Curtailments (Total)                                                                                              78,068.47
                        Group 1                                                                                   56,119.76
                        Group 2                                                                                   21,948.71

Curtailment Interest Adjustments (Total)                                                                             394.79
                        Group 1                                                                                     -431.53
                        Group 2                                                                                      826.32

Repurchase Principal (Total)                                                                                           0.00
                        Group 1                                                                                        0.00
                        Group 2                                                                                        0.00

Substitution Amounts (Total)                                                                                           0.00
                        Group 1                                                                                        0.00
                        Group 2                                                                                        0.00

Net Liquidation Proceeds (Total)                                                                                 260,219.62
                        Group 1                                                                                  260,219.62
                        Group 2                                                                                        0.00

Other Principal Adjustments (Total)                                                                                    0.00
                        Group 1                                                                                        0.00
                        Group 2                                                                                        0.00

Gross Interest (Total)                                                                                         6,337,417.83
                        Group 1                                                                                4,274,071.31
                        Group 2                                                                                2,063,346.52

Recoveries From Prior Loss Determinations (Total)                                                                      0.00
                        Group 1                                                                                        0.00
                        Group 2                                                                                        0.00

Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                                       108
                        Group 1                                                                                          87
                        Group 2                                                                                          21

Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)                            24,051,466.55
                        Group 1                                                                               16,839,605.46
                        Group 2                                                                                7,211,861.09

Amount of Prepayment Penalties Collected (Total)                                                                 630,795.33
                        Group 1                                                                                  445,526.22
                        Group 2                                                                                  185,269.11

Beginning Number of Loans Outstanding (Total)                                                                         5,670
                        Group 1                                                                                       4,577
                        Group 2                                                                                       1,093

Beginning Aggregate Loan Balance (Total)                                                                   1,138,184,742.14
                        Group 1                                                                              762,102,549.30
                        Group 2                                                                              376,082,192.84

Ending Number of Loans Outstanding (Total)                                                                            5,528
                        Group 1                                                                                       4,463
                        Group 2                                                                                       1,065

Ending Aggregate Loan Balance (Total)                                                                      1,106,303,555.46
                        Group 1                                                                              739,936,310.68
                        Group 2                                                                              366,367,244.78

Expense Fees, including Servicing and Loan Performance Advisor Fees (Total)                                      483,728.53
                        Group 1                                                                                  323,893.56
                        Group 2                                                                                  159,834.97

Trustee Fee (Total)                                                                                                9,484.87
                        Group 1                                                                                    6,350.85
                        Group 2                                                                                    3,134.02

Delinquent Mortgage Loans
                         Group 1
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                        38            5,678,427.13                   0.77 %
                        2 Month                         6              820,835.78                   0.11 %
                        3 Month                         5              791,074.40                   0.11 %
                        Total                      49                7,290,337.31                   0.99 %
                         Group 2
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                         7            1,466,812.31                   0.40 %
                        2 Month                         3              488,456.82                   0.13 %
                        3 Month                         1               59,190.75                   0.02 %
                         Total                         11            2,014,459.88                   0.55 %
                         Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                        45            7,145,239.44                   0.65 %
                        2 Month                         9            1,309,292.60                   0.12 %
                        3 Month                         6              850,265.15                   0.08 %
                         Total                         60            9,304,797.19                   0.85 %

Bankruptcies
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                  27            3,472,145.32                 0.47 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   4              651,536.60                 0.18 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                  31            4,123,681.92                 0.37 %

Foreclosures
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                  44            6,078,815.35                 0.82 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                  13            4,402,198.01                 1.20 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                  57           10,481,013.36                 0.95 %

REO Properties
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                   4              683,331.42                 0.09 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   1              168,320.61                 0.05 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   5              851,652.03                 0.08 %

Current Realized Losses (Total)                                                                                          2,780.38
                        Group 1                                                                                          2,780.38
                        Group 2                                                                                              0.00

Cumulative Realized Losses - Reduced by Recoveries(Total)                                                                2,780.38
                        Group 1                                                                                          2,780.38
                        Group 2                                                                                              0.00

Trigger Event                                                                                                                  NO
                        (Is Rolling 3 Month Delinquency Rate > 40% of prior period's Sr. Enhancement%?)
                        Balance of 60+ Day Delinquent loans (Current)                                               17,615,905.06
                        Rolling 3 Month Delinquency Rate                                                                1.48771 %
                        Sr. Enhancement Percentage x 40%                                                                8.39755 %
                        OR
                        (Is Cumulative Loss % of Orig. Agg. Collateral Bal. > Cumulative Loss Limit?)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                      0.00023 %
                        Cumulative Loss Limit                                                                           2.75000 %

Group 1 Sequential Trigger Event                                                                                               NO
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed 2.75%?)
                        Cumulative Loss % of Orig. Agg. Collateral Bal.                                                 0.00023 %
                        OR
                        (Is Current Distribution in or after March 2008?)

Net Monthly Excess Cash Flow                                                                                         2,607,070.95
Subordinated Amount                                                                                                 30,872,036.37
Specified Subordinated Amount                                                                                       30,872,036.37

Interest Rate Cap Payment                                                                                              189,656.34



Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
